                          DeBartolo Realty Corporation
                               7655 Market Street
                              Youngstown, OH 44513


                                        June 27, 1996


Simon Property Group, Inc.
National City Center
115 West Washington Street
Suite 15 East
Indianapolis, IN 46204

Day Acquisition Corp.
National City Center
115 West Washington Street
Suite 15 East
Indianapolis, IN 46204

Ladies and Gentlemen:

        Reference is made to the Agreement and Plan of Merger, dated as of March 26, 1996, as amended, among Simon Property Group, Inc., Day Acquisition Corp. and DeBartolo Realty Corporation (the "Merger Agreement"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.


        By signing and returning the original or a counterpart hereof, each of Parent and Sub hereby agrees that it shall not, under any circumstances, waive the condition stated in Section 6.2(e) to its obligation to effect the Merger and to consummate the other Transactions contemplated to occur on the Closing Date that each of the Parent and Sub shall have received an opinion dated the Closing Date from Willkie Farr & Gallagher, to the effect that the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Code.


        The Company hereby agrees that it will not, under any circumstances, waive the condition Section 6.3(e) of the Merger Agreement to its obligation to effect the Merger and consummate the other Transactions contemplated to occur on the Closing Date that it shall have received an opinion dated the Closing Date from Paul, Weiss, Rifkind, Wharton & Garrison, to the effect that the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Code.

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Simon Property Group, Inc.
Day Acquisition Corp.
Page 2

        Please confirm your agreement with the foregoing by signing and returning this letter, which may be executed in counterparts, each of which shall be an effective original, but both of which together shall be deemed to be one agreement.

                                        Sincerely,

                                        DeBARTOLO REALTY CORPORATION


                                        By: /s/ Richard Sokolov
                                            -------------------------
                                            Richard Sokolov
                                            President


Agreed to and accepted
on June 27, 1996:

SIMON PROPERTY GROUP, INC.

By: /s/ James M. Barkley
    ----------------------
    James M. Barkley
    Secretary

DAY ACQUISITION CORP.

By: /s/ James M. Barkley
   -----------------------
   James M. Barkley
   Secretary